UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) August 27, 2001

                        Commission File Number 000-28555


                                    VOLT INC.


              NEVADA                                       86-0960464
  -------------------------------                   ----------------------
  (State or Other Jurisdiction of                        (I.R.S. Employer
  Incorporation or Organization)                      Identification Number)


5009 Indian Gluch Road, Catheys Valley CA  95306              95306
---------------------------------------------------        -----------
  (Address of Principal Executive Offices)                  (Zip Code)


                                  209-374-3485
       ------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                        DEERBROOK PUBLISHING GROUP, INC.,
                 12919 S.W. Freeway, Suite 170, Stafford, Texas
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certified Public Accountant.

         On August 27, 2001, the board of directors of the registrant voted to dismiss the registrant's independent auditors, Semple & Cooper, LLP, 2700 North Central Avenue Ninth Floor, Phoenix, Arizona 85004. The reason for the discharge was that the registrant had moved its principal executive offices from the State of Arizona where its former auditors are located and currently conducts no business in the State of Arizona, the registrant has hired a new chief financial officer who is located in New Jersey, and the registrant desired to employ independent auditors with offices closer in proximity to its new chief financial officer.

         The former auditor's report on the registrant's financial statements for all periods for which they were engaged did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         There were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during the registrant's two most recent fiscal years and any subsequent interim period preceding the dismissal of the registrant's former auditors.

         During the registrant's two most recent fiscal years and any subsequent interim period preceding the former auditor's dismissal, the former auditor did not:

         a. advise the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

         b. advise the registrant that information had come to its attention that led the it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

         c. advise the registrant of the need to expand significantly the scope of its audit, or that information had come to it during any time period that if further investigated may (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements;

         d. advise the registrant that information has come to its attention that it has concluded materially impacts the fairness or reliability of either
(i) a previously issued audit report or the underlying financial statements, or
(ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements)

         Attached as Exhibit One is a letter from the registrant to its former auditors transmitting this report in its entirety requesting the former auditors to furnish the registrant with a letter addressed to the Securities Exchange Commission stating whether the former auditor agrees with the statements made by the registrant in this report and, if not, stating the respects in which it does not agree.

         On August 27, 2001, the registrant's board of directors voted to engage Bagell, Josephs and Company, LLC, Certified Public Accountants, of High Ridge Commons Suites 400-403, 200 Haddonfield Berlin Road, Gibbsboro, NJ 08026 as its new independent auditor. The registrant has never consulted the newly engaged independent auditor on any matter prior to their engagement.

Item 5.  Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6.  Resignations of Registrant's Directors.

         Not Applicable

Item 7.  Financial Statements and Exhibits.

INDEX TO EXHIBITS.

EXHIBIT
NUMBER                                  DESCRIPTION OF DOCUMENT
-------------                   ------------------------------------------
     16 Letter of Semple & Cooper, L.L.P. regarding change in certifying accountants

Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9.  Regulation FD Disclosure.

         Not Applicable


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


Date:  September 24, 2001                        VOLT INC.



                                                By:  _______________________
                                                Denis C. Tseklenis, President
                                                and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.          Description

16.1            Letter from Semple & Cooper, L.L.P.




EXHIBIT 16.1 - LETTER FROM SEMPLE & COOPER,  L.L.P.

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K for VOLT, INC. dated August 27, 2001.


                                                   /s/ Semple & Cooper, LLP
Phoenix, Arizona
September 10, 2001